Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	David J. Kaye
Chief Financial Officer
(617) 912-3949

Erica E. Smith
Investor Relations
(617) 912-3766
www.bostonprivate.com

BOSTON PRIVATE REPORTS FINANCIAL RESULTS FOR THE

FOURTH QUARTER AND YEAR END 2007

Revenue Growth of 17% for the Year

Incremental Non-cash Impairment Charge Taken at Dalton Greiner

Boston, MA, January 23, 2008 – Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company”) today reported fourth quarter 2007 non-GAAP cash earnings per diluted share (defined later in this press release) of $0.52, a 4% increase over $0.50 per diluted share in the fourth quarter 2006. For the year, non-GAAP cash earnings were $1.96 per diluted share, an increase of 8% compared to $1.82 per diluted share for the year ended 2006.

GAAP net loss was ($0.55) per share for the fourth quarter of 2007, compared to GAAP earnings of $0.40 per diluted share for the fourth quarter 2006. As previously announced, included in the 2007 results was a fourth quarter non-cash charge to GAAP earnings of approximately $29 million, or $0.75 per diluted share, related to a reduction in the carrying value of goodwill with respect to Gibraltar Private Bank. Also included in the 2007 fourth quarter results is a non-cash charge to GAAP earnings of approximately $13.9 million pre-tax ($8.1 million after-tax), or $0.22 per diluted share, related to a reduction in the value of intangible assets at Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM). This charge is the result of management’s re-evaluation of certain assumptions used in the valuation models, given less robust asset flows than were previously expected, as well as market conditions. Excluding these impairment charges, operating earnings for the fourth quarter would have been $0.42 per diluted share, an increase of 5% from the fourth quarter last year. For the year, GAAP earnings were $0.39 per diluted share, a decrease of 73% compared to $1.43 per diluted share for the same period in 2006.

Also, included in the fourth quarter 2007 financials are the results from the acquisition of Charter Bank (“Charter”) on July 1, 2007. In addition, the revenues and expenses of Bingham Osborn & Scarborough LLC (“BOS”) were included in the Company’s consolidated results after they became a majority-owned affiliate partner in August 2007.

Loan Credit Quality

The Company’s credit quality continues to compare favorably to industry averages.

•

The Company recorded $506 thousand in net charge offs during the quarter, which represented less than 1 basis point of total loans, well below the SNL Bank Index average of 30 basis points (using third quarter 2007 statistics).

•

Non-performing assets as a percentage of total assets increased 11 basis points, or $8.6 million, to $36.8 million from the prior quarter, which represents 0.54% of total assets, as of December 31, 2007. In comparison, the average bank in the SNL Bank Index had non-performing assets that represented 70 basis points of total assets for the third quarter 2007.

•	The allowance for loan losses as a percentage of total loans was 1.05%, up 2 basis points from the prior quarter and 4 basis points from the fourth quarter of 2006.

Financial Highlights

•

Operating earnings (as defined below) increased to $62.2 million for the year, a 14% increase over 2006. The Company’s private banking segment had operating earnings of $52.8 million, a 7% increase; the investment management segment had operating income of $27.4 million, a 29% increase; and the wealth advisory segment operating income was $5.0 million or a 50% increase.

•	Total Revenues for 2007 increased 17% to $404.7 million, compared to $344.9 million a year ago. Fourth quarter revenues were up 22% to $110.6 million from the fourth quarter of 2006.

•	Net Interest Income increased $15.5 million, or 9%, to $189.0 million. On a same affiliate basis, net interest income increased $8.1 million, or 5%, to $181.6 million compared with 2006.

•	The net interest margin was 3.46%, a decrease of 12 basis points from a year ago, and a decrease of 13 basis points from the third quarter 2007.

•

The decline in net interest margin in the fourth quarter resulted from declining loan yields caused by the three Federal Reserve rate cuts since September, which were not offset by corresponding declines in the cost of deposits due to the competitive landscape.

•	Wealth Advisory Fee Income increased $9.3 million to $36.2 million for 2007, an increase of 34% over the prior year.

•	Investment Management Fee Income for 2007 totaled $162.6 million, an increase of 24% over 2006.

•

Total Assets Under Management/Advisory from consolidated and unconsolidated affiliates increased 16%, or $5.1 billion, over the prior year to $37.8 billion. On a linked quarter basis, total assets under management and advisory from consolidated and unconsolidated affiliates increased approximately $567 million, of which $545 million was due to net flows.

•

Change in Assets Under Management. On a consolidated basis, Boston Private had net inflows of funds from the investment managers and banks of approximately $1 billion for the full year related to organic growth and an increase of approximately $3 billion related to positive market appreciation for the year.

Walter Pressey, President, said, “In 2007, Dalton Greiner appointed a new CEO, Bruce Geller, a new CIO, Jeff Baker, and adjusted their investment approach. These actions have positively impacted their results. Since June 2007, performance at DGHM has improved significantly. Virtually all of DGHM’s products are currently exceeding relative benchmarks for the 1, 3, and 10 year periods. The 1 year performance of DGHM’s flagship small cap value product ranks in the top 15% of its peer group. We believe that once the market recognizes Dalton Greiner’s performance, assets will follow.”

Timothy L. Vaill, Chairman and Chief Executive Officer, said, “The Company continued its growth in revenues posting a nearly 22% increase for the fourth quarter as compared to 2006. I was gratified that this top line growth came despite a challenging macro-economic environment. We are inevitably going to have some credit issues and potentially some charge-offs at certain points in the economic cycle—we are not totally immune from that. But due to our business philosophy and sound credit culture we believe we will continue to compare favorably against the SNL Bank Index. I believe that the strength of our credit quality stems directly from our client-focused approach across all of our banking affiliates. Our people believe in uncompromising attention to detail and high quality, customized service. This approach has continued to stand us in good stead in the industry.”

David J. Kaye, Boston Private’s Chief Financial Officer, noted, “I was pleased to see strong year over year operating earnings growth of 15% fueled by each one of our three segments, further validating our diversification strategy as a potent driver of our financial results. In addition, I believe we are well positioned as we enter 2008, as our net asset inflows of $545 million gave us one of the strongest quarters the Company has had in the last five years.”

Boston Private has also announced a change in its corporate management structure. Executives have been named as industry segment leaders replacing the geographic alignment formerly in place. J. H. Cromarty, formerly the President of the Eastern Region, will head up the Wealth Advisory business; James D. Dawson, formerly the President of Boston Private Bank, has been named the leader for the Private Banking segment, effective April 1, 2008; and for the Investment Management business—Timothy G. Dalton, the founder of Dalton, Greiner, Hartman & Maher LLC, will serve on an interim basis while the Company seeks a permanent leader. Jonathan H. Parker and Walter Pressey were also named Vice Chairs of the holding company.

CEO Vaill commented, “We have been reporting financial results internally on a business segment basis for several quarters, and these changes will give management the focus needed to increase our effectiveness and profitability while we continue to grow our national franchise. Importantly, the executive skills and relevant experience being brought to bear by these three individuals will result in a stronger competitive stance.”

He concluded, “The banking and wealth management industries face challenges today. We believe this new management structure positions the Company to achieve its long-term objective to deliver organic growth and generate solid returns to our shareholders.”

Dividend Payment Increased

Concurrent with the release of the fourth quarter 2007 earnings, the Board of Directors of the Company declared a cash dividend to shareholders of $0.10 per share, reflecting the quarterly earnings performance. The record date for this dividend is February 1, 2008 and the payment date is February 15, 2008. This is an increase from the previous quarterly level by $0.01 per share and reflects the eighth annual increase since the Company instituted a dividend in 1999.

Cash Earnings

Boston Private calculates its non-GAAP cash earnings by adjusting net income to exclude net amortization of intangibles, goodwill and intangibles impairment, and the impact of certain non-cash share based compensation plans, and includes related tax benefits that result from purchase accounting that are deferred under GAAP. In addition to GAAP earnings, the Company believes its non-GAAP cash earnings report the additional value to shareholders generated by purchase accounting adjustments and the non-cash share based compensation plans. (A detailed reconciliation table is attached.)

Operating Earnings

Boston Private defines operating earnings to be net income excluding goodwill and intangibles impairment charges, and related taxes, if applicable.

Conference Call

Management will host a conference call to review the Company’s financial performance and business developments on January 24, 2008 at 9 a.m. Eastern time. Interested parties may join the call by dialing 800-867-0731 and the password required is “Boston”. The call will be simultaneously web cast and may be accessed on the Internet by linking through www.bostonprivate.com. A continuous telephone replay will be available beginning at 11:30 a.m. Eastern time. The replay telephone number is 800-388-9064.

Boston Private Wealth Management Group

Boston Private is a financial services company that owns independently operated affiliates located in key geographic regions of the U.S. Boston Private’s affiliates offer private banking, wealth advisory and investment management services to the high net worth marketplace, selected businesses and institutions. The Company’s strategy is to enter new markets primarily through selected acquisitions, and then expand its wealth management business by way of organic growth. It makes investments in mid-size firms in demographically attractive areas, forming geographic clusters that represent the firm’s three key disciplines. Boston Private provides continuing assistance to its affiliates with strategic matters, marketing, compliance and operations. For more information about Boston Private, visit the Company’s web site at www.bostonprivate.com

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of net amortization of intangibles, tax benefits related to purchase accounting, stock options, goodwill and intangible impairment and ESPP expense. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures considering the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

Statements in this press release that are not historical facts are forward-looking statements as defined by United States securities laws. Forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, prospects for long term financial performance, the impact on the Company’s results of market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under management and advisory, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, adverse conditions in the capital and debt markets and the impact of such conditions on Boston Private’s investment advisory activities; interest rate compression which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; asset quality issues; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired or further impaired; as well as the other risks and uncertainties detailed in Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	December 31, 2007	December 31, 2006
FINANCIAL DATA:
Total Balance Sheet Assets	$6,828,519	$5,763,544
Stockholders' Equity	673,246	635,197
Tangible Capital:
Boston Private Bank & Trust	180,815	160,639
Borel Private Bank & Trust	105,267	91,300
First Private Bank & Trust	53,513	48,388
Gibraltar Private Bank & Trust	90,157	78,692
Charter Bank	28,237	—
Investment Securities	719,934	577,903
Goodwill	349,889	335,633
Intangible Assets	108,349	125,331
Commercial and Construction Loans	3,183,139	2,496,234
Residential Mortgage Loans	1,765,217	1,546,965
Home Equity and Other Consumer Loans	312,602	268,053

Total Loans	5,260,958	4,311,252
Loans Held for Sale	6,782	5,224
Allowance for Loan Losses and Off-Balance Sheet Risk	59,446	48,973
Non-performing Loans	35,601	9,999
Repossessed Assets, Net	475	550
Other Real Estate Owned, Net	711	—
Total Non-performing Assets	36,787	10,549
Deposits	4,375,101	4,077,831
Borrowings	1,632,944	914,529
Book Value Per Share	$17.97	$17.36
Market Price Per Share	$27.08	$28.21
ASSETS UNDER MANAGEMENT AND ADVISORY:
Boston Private Bank & Trust	$2,812,000	$2,369,000
Borel Private Bank & Trust	819,000	731,000
Gibraltar Private Bank & Trust	1,082,000	907,000
First Private Bank & Trust	25,000	5,000

Total Banks	4,738,000	4,012,000
Westfield Capital Management	13,140,000	10,102,000
Dalton, Greiner, Hartman, Maher & Co.	1,509,000	2,302,000
Anchor Capital Holdings	7,606,000	6,444,000
Boston Private Value Investors	803,000	961,000

Total Asset Managers	23,058,000	19,809,000
Sand Hill Advisors	1,186,000	1,252,000
RINET Company	1,457,000	1,262,000
KLS Professional Advisors Group	4,315,000	3,727,000
Bingham, Osborn, & Scarborough (1)	2,097,000	1,777,000

Total Wealth Advisors	9,055,000	8,018,000
Less: Inter-company Relationship	(286,000)	(238,000)

Consolidated Affiliate Assets Under Management and Advisory	$36,565,000	$31,601,000
Coldstream Capital Management	1,188,000	1,090,000

Total Assets Under Management and Advisory	$37,753,000	$32,691,000
FINANCIAL RATIOS:
Stockholders' Equity/Total Assets	9.86%	11.02%
Non-performing Loans/Total Loans	0.68%	0.23%
Allowance for Loan Losses and Off-Balance Sheet Risk/Total Loans	1.13%	1.14%
Allowance for Loan Losses and Off-Balance
Sheet Risk/Non-performing Assets	161.60%	464.24%
Tangible Capital/ Tangible Assets	3.38%	3.29%

	Three Months Ended		Twelve Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
OPERATING RESULTS:
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$53,045	$44,960	$195,995	$179,276
FTE Adjustment	1,837	1,575	7,016	5,763

Net Interest Income	51,208	43,385	188,979	173,513

Investment Management & Trust Fees:
Westfield Capital Management	20,597	15,567	75,411	57,445
Boston Private Bank & Trust	4,240	3,578	15,804	13,818
Boston Private Value Investors	1,573	1,748	6,809	6,805
Borel Private Bank & Trust	1,229	1,130	4,853	4,326
Gibraltar Private Bank & Trust	2,149	1,764	8,095	6,479
Dalton, Greiner, Hartman, Maher & Co.	3,778	5,043	16,363	26,182
First Private Bank & Trust	42	5	116	5
Anchor Capital Holdings (8)	9,199	7,356	35,164	16,474

Total Investment Management & Trust Fees	42,807	36,191	162,615	131,534
Wealth Advisory Fees:
RINET Company	2,184	2,135	9,097	8,181
Sand Hill Advisors	1,583	1,556	6,612	6,198
KLS Professional Advisors Group	3,910	3,336	14,665	12,375
Bingham, Osborn, & Scarborough (1)	3,386	—	5,657	—
Other	53	55	201	204

Total Wealth Advisory Fees	11,116	7,082	36,232	26,958

Other Fees	2,876	2,312	11,135	7,843

Total Fees	56,799	45,585	209,982	166,335

Earnings in Equity Investments	2,120	1,515	3,782	3,034
Gain on Sale of Loans, Net	440	434	1,963	1,972

Total Fees and Other Income	59,359	47,534	215,727	171,341

Total Revenue	110,567	90,919	404,706	344,854

Provision for Loan Losses	3,347	987	9,006	6,179

Salaries and Employee Benefits	52,940	41,611	196,524	163,438
Occupancy and Equipment	8,999	7,900	33,684	29,149
Professional Services	4,341	3,651	15,629	13,346
Marketing and Business Development	3,103	2,169	11,083	8,705
Contract Services and Processing	1,816	1,321	6,555	5,125
Amortization of Intangibles	3,699	3,874	14,484	13,649
Provision for Unfunded Loan Commitments	116	240	(1,328)	839
Other	5,244	4,272	18,366	16,198

Total Operating Expense	80,258	65,038	294,997	250,449

Income before Minority Interest, Income Taxes & Impairment	26,962	24,894	100,703	88,226
Impairment of Goodwill and Intangibles, net (7)	37,150	—	47,204	—

Income before Minority Interest and Income Taxes	(10,188)	24,894	53,499	88,226
Minority Interest	1,511	1,020	4,842	3,699
Income Before Income Taxes	(11,699)	23,874	48,657	84,527
Income Tax Expense, net of impairment	8,673	8,266	33,702	30,154

Net (Loss) Income	$(20,372)	$15,608	$14,955	$54,373

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
RECONCILIATION OF GAAP EARNINGS TO CASH EARNINGS:
Net (Loss) Income (GAAP Basis)	$(20,372)	$15,608	$14,955	$54,373

Cash Basis Earnings (2)
Book Amortization of Purchased Intangibles, net of tax	2,052	2,091	7,855	7,514
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	1,098	1,138	4,398	4,206
Impairment of Goodwill and Intangibles, net (7)	37,150	—	47,204	—
Stock options and ESPP, net of tax	950	830	4,032	3,622

Total Cash Basis Adjustment	41,250	4,059	63,489	15,342

Cash Basis Earnings	$20,878	$19,667	$78,444	$69,715

	Three Months Ended		Twelve Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
PER SHARE DATA: (In thousands, except per share data)
Calculation of Net Income for EPS:
Net (Loss) Income as reported and for basic EPS	$(20,372)	$15,608	$14,955	$54,373
Interest on convertible trust preferred securities, net of tax (6)	—	765	—	3,060

Net Income for diluted EPS	$(20,372)	$16,373	$14,955	$57,433

Interest on convertible trust preferred securities, net of tax for Cash EPS (6)	750	—	3,000	—

Calculation of average shares outstanding:
Weighted average basic shares	37,058	36,064	36,732	35,453
Dilutive effect of:
Stock Options, Stock Grants and Other (6)	—	1,560	1,583	1,453
Convertible trust preferred securities (6)	—	3,183	—	3,183

Dilutive potential common shares	—	4,743	1,583	4,636
Weighted average diluted shares for EPS	37,058	40,807	38,315	40,089
Weighted average diluted shares for Cash EPS	41,960	40,807	41,499	40,089

Earnings per Share:
Basic	$(0.55)	$0.43	$0.41	$1.53
Diluted (6)	$(0.55)	$0.40	$0.39	$1.43

RECONCILIATION OF GAAP EPS TO CASH EPS (1):
(on a Diluted Basis)

Earnings Per Share (GAAP Basis)	$(0.55)	$0.40	$0.39	$1.43
Cash Basis Adjustment	$1.07	$0.10	$1.57	$0.39

Cash Basis Earnings Per Diluted Share	$0.52	$0.50	$1.96	$1.82

	Three Months Ended		Twelve Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
OPERATING RATIOS & STATISTICS:
Return on Average Equity	-11.79%	9.96%	2.55%	9.27%
Return on Average Assets	-1.19%	1.10%	0.28%	1.02%
Net Interest Margin	3.46%	3.58%	3.54%	3.84%
Core Net Interest Margin(3)	3.70%	3.85%	3.79%	4.12%
Total Fees and Other Income/Total Revenue	53.69%	52.28%	53.30%	49.69%
Efficiency Ratio	69.59%	67.29%	69.42%	68.27%
Loans Charged-off, Net of (Recoveries)	$506	$(39)	$78	$399

RECONCILIATION OF NIM TO CORE NIM
Net Interest Margin	3.46%	3.58%	3.54%	3.84%
Effect of Trust Preferred & Acquisition Financing	0.24%	0.27%	0.25%	0.28%
Core Net Interest Margin(3)	3.70%	3.85%	3.79%	4.12%

CASH OPERATING RATIOS:
Return on Average Equity (4)	12.09%	12.54%	13.38%	11.89%
Return on Average Assets (5)	1.22%	1.39%	1.48%	1.31%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

AVERAGE BALANCE SHEET:

	Three Months Ended December 31, 2007			Three Months Ended December 31, 2006
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
AVERAGE ASSETS:
Earnings Assets
Cash and investment	$896,755	$11,095	4.93%	$725,252	$8,625	4.72%
Loans
Commercial and Construction	3,109,737	60,046	7.59%	2,411,415	47,432	7.74%
Residential Mortgage	1,754,303	26,589	6.06%	1,535,098	21,819	5.69%
Home Equity and Other Consumer	305,759	5,721	7.32%	273,830	5,607	7.78%

Total Earning Assets	6,066,554	103,451	6.74%	4,945,595	83,483	6.66%

Allowance for Loan Losses	(54,135)			(42,634)
Cash and due From Banks	67,231			55,612
Other Assets	741,956			693,800

TOTAL AVERAGE ASSETS	$6,821,606			$5,652,373

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY:

Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$585,175	$3,068	2.08%	$459,196	$2,167	1.87%
Money Market	1,870,804	15,731	3.34%	1,878,662	15,439	3.26%
Certificate of Deposits	1,161,921	14,058	4.80%	871,428	10,028	4.57%

Total Deposits	3,617,900	32,857	3.60%	3,209,286	27,634	3.42%
Junior Subordinated Debentures and Other Long-Term Debt	525,553	5,985	5.71%	234,021	3,318	5.55%
FHLB Borrowings and Other	1,043,429	11,564	4.34%	684,867	7,571	4.35%

Total Interest-Bearing Liabilities	5,186,882	50,406	3.84%	4,128,174	38,523	3.49%

Non-interest Bearing Demand Deposits	794,829			741,198
Payables and Other Liabilities	148,943			155,861

Total Liabilities	6,130,654			5,025,233
Stockholders' Equity	690,952			627,140

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS' EQUITY	$6,821,606			$5,652,373

Net Interest Income (FTE)		$53,045			$44,960

AVERAGE BALANCE SHEET:

	Twelve Months Ended December 31, 2007			Twelve Months Ended December 31, 2006
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
AVERAGE ASSETS:
Earnings Assets
Cash and investment	$774,907	$38,319	4.94%	$701,653	$30,824	4.39%
Loans
Commercial and Construction	2,801,717	222,176	7.93%	2,226,396	172,002	7.70%
Residential Mortgage	1,670,145	95,296	5.71%	1,466,182	82,255	5.61%
Home Equity and Other Consumer	286,024	21,978	7.68%	263,045	20,714	7.75%

Total Earning Assets	5,532,793	377,769	6.83%	4,657,276	305,795	6.55%

Allowance for Loan Losses	(50,333)			(40,101)
Cash and due From Banks	74,503			60,681
Other Assets	703,517			633,886

TOTAL AVERAGE ASSETS	$6,260,480			$5,311,742

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY:

Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$564,758	$11,995	2.12%	$453,587	$6,754	1.49%
Money Market	1,864,603	62,722	3.36%	1,768,655	49,002	2.77%
Certificate of Deposits	1,011,244	48,428	4.79%	767,736	31,506	4.10%

Total Deposits	3,440,605	123,145	3.58%	2,989,978	87,262	2.92%
Junior Subordinated Debentures and Other Long-Term Debt	365,845	18,361	5.67%	234,021	13,167	5.63%
FHLB Borrowings and Other	895,963	40,268	4.49%	624,955	26,090	4.13%

Total Interest-Bearing Liabilities	4,702,413	181,774	3.87%	3,848,954	126,519	3.28%

Non-interest Bearing Demand Deposits	748,538			735,224
Payables and Other Liabilities	141,414			141,098

Total Liabilities	5,592,365			4,725,276
Stockholders' Equity	668,115			586,466

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS' EQUITY	$6,260,480			$5,311,742

Net Interest Income (FTE)		$195,995			$179,276

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	December 31, 2007	December 31, 2006
Private Banking Data - Period End Data
Loans:
Boston Private Bank & Trust	$2,063,190	$1,784,579
Borel Private Bank & Trust	1,047,545	888,147
First Private Bank & Trust	544,849	417,852
Gibraltar Private Bank & Trust	1,353,617	1,216,977
Charter Bank	246,807	—
Deposits:
Boston Private Bank & Trust	1,843,389	1,822,304
Borel Private Bank & Trust	1,000,264	865,025
First Private Bank & Trust	504,587	459,413
Gibraltar Private Bank & Trust	832,818	952,387
Charter Bank	221,477	—

	Three Months Ended
	December 31, 2007	December 31, 2006
NIM:
Boston Private Bank & Trust	2.94%	3.09%
Borel Private Bank & Trust	4.27%	4.64%
First Private Bank & Trust	5.47%	5.68%
Gibraltar Private Bank & Trust	3.62%	3.90%
Charter Bank	4.71%	—

	December 31, 2007	September 30, 2007
FINANCIAL DATA:
Total Balance Sheet Assets	$6,828,519	$6,595,539
Stockholders' Equity	673,246	690,303
Tangible Capital:
Boston Private Bank & Trust	180,815	172,652
Borel Private Bank & Trust	105,267	102,305
First Private Bank & Trust	53,513	51,257
Gibraltar Private Bank & Trust	90,157	86,907
Charter Bank	28,237	26,653
Investment Securities	719,934	620,821
Goodwill	349,889	365,862
Intangible Assets	108,349	124,442

Commercial and Construction Loans	3,183,139	2,974,098
Residential Mortgage Loans	1,765,217	1,761,538
Home Equity and Other Consumer Loans	312,602	302,360

Total Loans	5,260,958	5,037,996

Loans Held for Sale	6,782	2,959
Allowance for Loan Losses and Off-Balance Sheet Risk	59,446	56,161
Non-performing Loans	35,601	25,574
Repossessed Assets, Net	475	475
Other Real Estate Owned	711	2,116
Total Non-performing Assets	36,787	28,165
Deposits	4,375,101	4,310,908
Borrowings	1,632,944	1,465,000

Book Value Per Share	$17.97	$18.46
Market Price Per Share	$27.08	$27.84

ASSETS UNDER MANAGEMENT AND ADVISORY:
Boston Private Bank & Trust	$2,812,000	$2,784,000
Borel Private Bank & Trust	819,000	740,000
Gibraltar Private Bank & Trust	1,082,000	1,046,000
First Private Bank & Trust	25,000	22,000

Total Banks	4,738,000	4,592,000
Westfield Capital Management	13,140,000	12,306,000
Dalton, Greiner, Hartman, Maher & Co.	1,509,000	1,780,000
Anchor Capital Holdings	7,606,000	7,648,000
Boston Private Value Investors	803,000	870,000

Total Asset Managers	23,058,000	22,604,000
Sand Hill Advisors	1,186,000	1,205,000
RINET Company	1,457,000	1,398,000
KLS Professional Advisors Group	4,315,000	4,355,000
Bingham, Osborn, & Scarborough (1)	2,097,000	2,098,000

Total Wealth Advisors	9,055,000	9,056,000
Less: Inter-company Relationship	(286,000)	(254,000)

Consolidated Affiliate Assets Under Management and Advisory	36,565,000	35,998,000

Coldstream Capital Management	1,188,000	1,188,000

Total Unconsolidated Assets Under Management and Advisory	$37,753,000	$37,186,000

FINANCIAL RATIOS (1):
Stockholders' Equity/Total Assets	9.86%	10.47%
Nonperforming Loans/Total Loans	0.68%	0.51%
Allowance for Loan Losses and Off-Balance Sheet Risk/Total Loans	1.13%	1.11%
Allowance for Loan Losses and Off-Balance
Sheet Risk/Non-performing Assets	161.60%	199.40%
Tangible Capital/Tangible Assets	3.38%	3.28%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Three Months Ended
	December 31, 2007	September 30, 2007
OPERATING RESULTS:
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$53,045	$51,969
FTE Adjustment	1,837	1,821

Net Interest Income	51,208	50,148

Investment Management & Trust Fees:
Westfield Capital Management	20,597	19,405
Boston Private Bank & Trust	4,240	4,021
Boston Private Value Investors	1,573	1,737
Borel Private Bank & Trust	1,229	1,256
Gibraltar Private Bank & Trust	2,149	2,051
Dalton, Greiner, Hartman, Maher & Co.	3,778	4,079
First Private Bank & Trust	42	25
Anchor Capital	9,199	9,229

Total Investment Management & Trust Fees	42,807	41,803
Wealth Advisory Fees
RINET Company	2,184	2,403
Sand Hill Advisors	1,583	1,629
KLS Professional Advisors Group	3,910	3,760
Bingham, Osborn, & Scarborough (1)	3,386	2,271
Other	53	55

Total Wealth Advisory Fees	11,116	10,118

Other Fees	2,876	2,783

Total Fees	56,799	54,704

Earnings in Equity Investments	2,120	398
Gain on Sale of Loans, Net	440	296
Total Fees and Other Income	59,359	55,398

Total Revenue	110,567	105,546

Provision for Loan Losses	3,347	3,738

Salaries and Benefits	52,940	50,312
Occupancy and Equipment	8,999	8,708
Professional Services	4,341	3,953
Marketing and Business Development	3,103	2,548
Contract Services and Processing	1,816	1,696
Amortization of Intangibles	3,699	3,728
Provision for Unfunded Loan Commitments	116	(2,029)
Other	5,244	4,640

Total Operating Expense	80,258	73,556

Income before Minority Interest, Income Taxes & Impairment	26,962	28,252
Impairment of Goodwill and Intangibles, net (7)	37,150	—
Income before Minority Interest and Income Taxes	(10,188)	28,252
Minority Interest	1,511	1,509
Income Before Income Taxes	(11,699)	26,743
Income Tax Expense	8,673	9,326

Net (Loss) Income	$(20,372)	$17,417

	Three Months Ended
	December 31, 2007	September 30, 2007
RECONCILIATION OF GAAP EARNINGS TO CASH EARNINGS:
Net (Loss) Income (GAAP Basis)	$(20,372)	$17,417

Cash Basis Earnings
Book Amortization of
Purchased Intangibles, net of tax	2,052	2,002
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	1,098	1,112
Impairment of Goodwill and Intangibles, net (7)	37,150	—
Stock options and ESPP, net of tax	950	1,036

Total Cash Basis Adjustment	41,250	4,150

Cash Basis Earnings	$20,878	21,567

	Three Months Ended
	December 31, 2007	September 30, 2007
PER SHARE DATA: (In thousands, except per share data)
Calculation of Net Income for EPS:

Net (Loss )Income as reported and for basic EPS	$(20,372)	$17,417
Interest on convertible trust preferred securities, net of tax (6)	—	750

Net Income for diluted EPS	$(20,372)	$18,167

Interest on convertible trust preferred securities, net of tax for Cash EPS (6)	750

Calculation of Average Shares Outstanding:
Weighted average basic shares	37,058	36,976
Dilutive effect of:
Stock Options, Stock Grants, and Other (6)	—	1,463
Convertible trust preferred securities (6)	—	3,184

Dilutive potential common shares	—	4,647
Weighted average diluted shares for EPS	37,058	41,623
Weighted average diluted shares for Cash EPS	41,960	41,623

Earnings per Share:
Basic	$(0.55)	$0.47
Diluted	$(0.55)	$0.44

RECONCILIATION OF GAAP EPS TO CASH EPS (1):
(on a Diluted Basis)

Earnings Per Share (GAAP Basis)	$(0.55)	$0.44
Cash Basis Adjustment	$1.07	$0.10

Cash Basis Earnings Per Diluted Share	$0.52	$0.54

OPERATING RATIOS & STATISTICS:
Return on Average Equity	-11.79%	10.29%
Return on Average Assets	-1.19%	1.07%
Net Interest Margin	3.46%	3.59%
Core Net Interest Margin (3)	3.70%	3.83%
Total Fees and Other Income/Total Revenue	53.69%	52.49%
Efficiency Ratio	69.59%	67.36%
Loans Charged-off, Net of (Recoveries)	$506	$90

RECONCILIATION OF NIM TO CORE NIM
Net Interest Margin	3.46%	3.59%
Effect of Trust Preferred, Net	0.24%	0.24%
Core Net Interest Margin (3)	3.70%	3.83%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

AVERAGE BALANCE SHEET:

	Three Months Ended December 31, 2007			Three Months Ended September 30, 2007
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
AVERAGE ASSETS:
Earnings Assets
Cash and investment	$896,755	$11,095	4.93%	$775,588	$8,631	5.01%
Loans
Commercial and Construction	3,109,737	60,046	7.59%	2,922,801	57,117	7.79%
Residential Mortgage	1,754,303	26,589	6.06%	1,733,467	26,383	6.09%
Home Equity and Other Consumer	305,759	5,721	7.32%	296,020	6,025	7.94%

Total Earning Assets	6,066,554	103,451	6.74%	5,727,876	98,156	7.20%

Allowance for Loan Losses	(54,135)			(52,170)
Cash and due From Banks	67,231			80,293
Other Assets	741,956			738,978

TOTAL AVERAGE ASSETS	$6,821,606			$6,494,977

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY:

Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$585,175	$3,068	2.08%	$563,174	$2,983	2.10%
Money Market	1,870,804	15,731	3.34%	1,836,110	15,554	3.36%
Certificate of Deposits	1,161,921	14,058	4.80%	1,067,439	13,067	4.86%

Total Deposits	3,617,900	32,857	3.60%	3,466,723	31,604	3.62%
Junior Subordinated Debentures and Other Long-Term Debt	525,553	5,985	5.71%	507,174	5,784	5.47%
FHLB Borrowings and Other	1,043,429	11,564	4.34%	932,362	10,620	4.44%

Total Interest-Bearing Liabilities	5,186,882	50,406	3.84%	4,906,259	48,008	4.47%

Non-interest Bearing Demand Deposits	794,829			762,768
Payables and Other Liabilities	148,943			148,818

Total Liabilities	6,130,654			5,817,845
Stockholders' Equity	690,952			677,132

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS' EQUITY	$6,821,606			$6,494,977

Net Interest Income		$53,045			$50,148

	December 31, 2007	September 30, 2007
Private Banking Data - Period End Data
Loans:
Boston Private Bank & Trust	$2,063,190	$1,959,709
Borel Private Bank & Trust	1,047,545	979,417
First Private Bank & Trust	544,849	521,730
Gibraltar Private Bank & Trust	1,353,617	1,326,385
Charter Bank	246,807	248,710
Deposits:
Boston Private Bank & Trust	1,843,389	1,825,365
Borel Private Bank & Trust	1,000,264	926,085
First Private Bank & Trust	504,587	527,171
Gibraltar Private Bank & Trust	832,818	847,070
Charter Bank	221,477	216,630

	Three Months Ended
	December 31, 2007	September 30, 2007
NIM:
Boston Private Bank & Trust	2.94%	3.04%
Borel Private Bank & Trust	4.27%	4.43%
First Private Bank & Trust	5.47%	5.67%
Gibraltar Private Bank & Trust	3.62%	3.77%
Charter Bank	4.71%	5.10%
SAME AFFILIATES Growth Excluding Acquisitions

	As Reported December 31, 2007	December 31, 2006	Acquisitions December 31, 2007	Same Affiliates December 31, 2007
FINANCIAL DATA:
Total Balance Sheet Assets	$6,828,519	$5,763,544	$427,616	$6,400,903
Stockholders' Equity	673,246	635,197	44,373	628,873
Tangible Capital:
Boston Private Bank & Trust	180,815	160,639	—	180,815
Borel Private Bank & Trust	105,267	91,300	—	105,267
First Private Bank & Trust	53,513	48,388	—	53,513
Gibraltar Private Bank & Trust	90,157	75,340	—	90,157
Charter Bank	28,237	—	28,237	—
Investment Securities	719,934	577,903	50,662	669,272
Goodwill	349,889	335,633	49,535	300,354
Intangible Assets	108,349	125,331	6,647	101,702
Commercial and Construction Loans	3,183,139	2,496,234	218,117	2,965,022
Residential Mortgage Loans	1,765,217	1,546,965	24,526	1,740,691
Home Equity and Other Consumer Loans	312,602	268,053	4,164	308,438

Total Loans	5,260,958	4,311,252	246,807	5,014,151
Loans Held for Sale	6,782	5,224	—	6,782
Allowance for Loan Losses and Off-Balance Sheet Risk	59,446	48,973	2,704	56,742
Non-performing Loans	35,601	9,999	—	35,601
Repossessed Assets, Net	475	550	—	475
Other Real Estate Owned, Net	711	—		711
Total Non-performing Assets	36,787	10,549	—	36,787
Deposits	4,375,101	4,077,831	221,477	4,153,624
Borrowings	1,632,944	914,529	102,410	1,530,534
ASSETS UNDER MANAGEMENT AND ADVISORY:
Boston Private Bank & Trust	$2,812,000	$2,369,000	—	$2,812,000
Borel Private Bank & Trust	819,000	731,000	—	819,000
Gibraltar Private Bank & Trust	1,082,000	907,000	—	1,082,000
First Private Bank & Trust	25,000	5,000	—	25,000

Total Banks	4,738,000	4,012,000	—	4,738,000
Westfield Capital Management	13,140,000	10,102,000	—	13,140,000
Dalton, Greiner, Hartman, Maher & Co.	1,509,000	2,302,000	—	1,509,000
Anchor Capital Holdings	7,606,000	6,444,000	—	7,606,000
Boston Private Value Investors	803,000	961,000	—	803,000

Total Asset Managers	23,058,000	19,809,000	—	23,058,000
Sand Hill Advisors	1,186,000	1,252,000	—	1,186,000
RINET Company	1,457,000	1,262,000	—	1,457,000
KLS Professional Advisors Group	4,315,000	3,727,000	—	4,315,000
Bingham, Osborn, & Scarborough (1)	2,097,000	1,777,000	—	2,097,000

Total Wealth Advisors	9,055,000	8,018,000	—	9,055,000
Less: Inter-company Relationship	(286,000)	(238,000)	—	(286,000)

Consolidated Affiliate Assets Under Management and Advisory	$36,565,000	$31,601,000	—	36,565,000
Coldstream Capital Management	1,188,000	1,090,000	—	1,188,000

Total Assets Under Management and Advisory	$37,753,000	$32,691,000	—	$37,753,000

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Three Months Ended
	As Reported December 31, 2007	December 31, 2006	Acquisitions December 31, 2007	Same Affiliates December 31, 2007
OPERATING RESULTS :
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$53,045	$44,960	$3,528	$49,517
FTE Adjustment	1,837	1,575	—	1,837

Net Interest Income	51,208	43,385	3,528	47,680

Investment Management & Trust Fees:
Westfield Capital Management	20,597	15,567	—	20,597
Boston Private Bank & Trust	4,240	3,578	—	4,240
Boston Private Value Investors	1,573	1,748	—	1,573
Borel Private Bank & Trust	1,229	1,130	—	1,229
Gibraltar Private Bank & Trust	2,149	1,764	—	2,149
Dalton, Greiner, Hartman, Maher & Co.	3,778	5,043	—	3,778
First Private Bank & Trust	42	5	—	42
Anchor Capital Holdings	9,199	7,356	—	9,199

Total Investment Management & Trust Fees	42,807	36,191	—	42,807
Wealth Advisory Fees:
RINET Company	2,184	2,135	—	2,184
Sand Hill Advisors	1,583	1,556	—	1,583
KLS Professional Advisors Group	3,910	3,336	—	3,910
Bingham, Osborn, & Scarborough (1)	3,386	—	—	3,386
Other	53	55	—	53

Total Wealth Advisory Fees	11,116	7,082	—	11,116

Other Fees	2,876	2,312	180	2,696

Total Fees	56,799	45,585	180	56,619

Earnings in Equity Investments	2,120	1,515	—	2,120
Gain on Sale of Loans, Net	440	434	—	440

Total Fees and Other Income	59,359	47,534	180	59,179

Total Revenue	110,567	90,919	3,708	106,859

Provision for Loan Losses	3,347	987	51	3,296

Salaries and Employee Benefits	52,940	41,611	1,611	51,329
Occupancy and Equipment	8,999	7,900	291	8,708
Professional Services	4,341	3,651	151	4,190
Marketing and Business Development	3,103	2,169	79	3,024
Contract Services and Processing	1,816	1,321	76	1,740
Amortization of Intangibles	3,699	3,874	272	3,427
Provision for Unfunded Loan Commitments	116	240	—	116
Other	5,244	4,272	360	4,884

Total Operating Expense	80,258	65,038	2,840	77,418

Income before Minority Interest, Income Taxes & Impairment	26,962	24,894	817	26,145
Impairment of Goodwill and Intangibles, net (7)	37,150	—	—	37,150
Income before Minority Interest and Income Taxes	(10,188)	24,894	817	(11,005)
Minority Interest	1,511	1,020	—	1,511
Income Before Income Taxes	(11,699)	23,874	817	(12,516)
Income Tax Expense	8,673	8,266	192	8,481

Net (Loss) Income	$(20,372)	$15,608	$625	$(20,997)

	Twelve Months Ended
	As Reported December 31, 2007	December 31, 2006	Acquisitions December 31, 2007	Same Affiliates December 31, 2007
OPERATING RESULTS:
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$195,995	$179,276	$7,360	$188,635
FTE Adjustment	7,016	5,763	—	7,016

Net Interest Income	188,979	173,513	7,360	181,619

Investment Management & Trust Fees:
Westfield Capital Management	75,411	57,445	—	75,411
Boston Private Bank & Trust	15,804	13,818	—	15,804
Boston Private Value Investors	6,809	6,805	—	6,809
Borel Private Bank & Trust	4,853	4,326	—	4,853
Gibraltar Private Bank & Trust	8,095	6,479	—	8,095
Dalton, Greiner, Hartman, Maher & Co.	16,363	26,182	—	16,363
First Private Bank & Trust	116	—	—	116
Anchor Capital Holdings	35,164	16,474	13,908	21,256

Total Investment Management & Trust Fees	162,615	131,529	13,908	148,707
Wealth Advisory Fees:
RINET Company	9,097	8,181	—	9,097
Sand Hill Advisors	6,612	6,198	—	6,612
KLS Professional Advisors Group	14,665	12,375	—	14,665
Bingham, Osborn, & Scarborough (1)	5,657	—	—	5,657
Other	201	204	—	201

Total Wealth Advisory Fees	36,232	26,958	—	36,232

Other Fees	11,135	7,843	465	10,670

Total Fees	209,982	166,330	14,373	195,609

Earnings in Equity Investments	3,782	3,034	—	3,782
Gain on Sale of Loans, Net	1,963	1,972	—	1,963

Total Fees and Other Income	215,727	171,336	14,373	201,354

Total Revenue	404,706	344,849	21,733	382,973

Provision for Loan Losses	9,006	6,179	170	8,836

Salaries and Employee Benefits	196,524	163,438	10,298	186,226
Occupancy and Equipment	33,684	29,149	892	32,792
Professional Services	15,629	13,346	344	15,285
Marketing and Business Development	11,083	8,705	443	10,640
Contract Services and Processing	6,555	5,125	239	6,316
Amortization of Intangibles	14,484	13,649	1,915	12,569
Provision for Unfunded Loan Commitments	(1,328)	839	—	(1,328)
Other	18,366	16,198	897	17,469

Total Operating Expense	294,997	250,449	15,028	279,969

Income before Minority Interest, Income Taxes & Impairment	100,703	88,221	6,535	94,168
Impairment of Goodwill and Intangibles, net (7)	47,204	—	—	47,204
Income before Minority Interest and Income Taxes	53,499	88,221	6,535	46,964
Minority Interest	4,842	3,699	891	3,951
Income Before Income Taxes	48,657	84,522	5,644	43,013
Income Tax Expense	33,702	30,154	2,104	31,598

Net Income	$14,955	$54,368	$3,540	$11,415

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

(1)	The Company went from a minority to majority ownership of Bingham, Osborn, and Scarborough in Q3 2007.

Prior period financial information is included with Earnings in Equity Investments.

Prior period AUM data is shown for comparative purposes as being included with the consolidated Company.

(2)	The Company calculates its cash earnings by adjusting net income to exclude the amortization of the purchased intangibles (net of tax), the tax benefit on the portion of the purchase price allocated to goodwill, which is deductible over a 15 year life, impairment, and certain non-cash share based compensation plans (net of tax). The tax savings are deferred under GAAP accounting but are included in cash earnings since the tax savings (lower tax payment) will be retained unless the acquired company is sold. The Company uses certain non-GAAP financial measures, such as Cash Earnings, to provide information for investors to effectively analyze financial trends of ongoing business activities.
(3)	The Company defines Core Net Interest Margin as Net Interest Margin excluding the interest expense on the Junior Subordinated Debentures and $30 million of the convertible bond that was used for the purchase of Charter Bank. The Company utilizes Trust Preferred Securities to assist in the funding of acquisitions and believes it is useful to compare Net Interest Margin excluding the impact of this acquisition funding vehicle.
(4)	The Company calculates Return on Average Equity on a cash basis as Cash Basis Earnings divided by Average Equity.
(5)	The Company calculates Return on Average Assets on a cash basis as Cash Basis Earnings divided by Average Assets.
(6)	The convertible trust preferred debt, stock options and restricted shares were anti-dilutive for the 4th quarter of 2007 and therefore excluded from diluted earnings per share. The convertible trust preferred was also anti-dilutive for the year, whereas the restricted stock and stock options were dilutive. The separate evaluations for quarterly and year-to-date computations may result in year-to-date earnings per share that do not equal the sum of the quarterly earnings per share.
(7)	Since Gibraltar Private Bank and Trust ("Gibraltar") was acquired pursuant to a tax-free reorganization, all goodwill generated by the acquisition of Gibraltar is not deductible for tax purposes. As a result, there is no tax benefit attributable to the $29.1 million impairment change related to Gibraltar.

The acquisition of Dalton, Greiner, Hartman, Maher and Co ("DGHM") was acquired pursuant to a taxable transaction, all goodwill generated by the acquisition of DGHM is generally deductible for tax purposes. As a result, there is a $13.6 million tax benefit attributable to the $31.8 million impairment charge related to DGHM, which results in an impairment charge, net, of $18.2 million.

(8)	The Company acquired Anchor Capital Holdings on June 1, 2006.